Exhibit 10.1

                        SETTLEMENT AGREEMENT AND RELEASE

     THIS SETTLEMENT AGREEMENT AND RELEASE, dated as of April 12, 2002 (this "Agreement"), by and among (i) The Cornerhouse Limited Partnership, a New York limited partnership ("Cornerhouse"), (ii) The Winsome Limited Partnership, a New York limited partnership ("Winsome"), (iii) David H. Peipers, an individual ("DHP"), (iv) Thorn Tree Resources LLC, a Delaware limited liability company ("Thorn Tree," and together with Cornerhouse, Winsome and DHP, the "Thorn Tree Parties"), (v) Vincent P. Iannazzo, an individual ("Iannazzo"), (vi) Milton E. Stanson, an individual ("Stanson"), (vii) Universal Equities Consolidated LLC, a Nevada limited liability company ("Universal" and together with Iannazzo and Stanson, the "Universal Parties"), on its own behalf and as successor to the obligations of Universal Equities Ltd., a Delaware corporation, (viii) Equistar Consolidated Holdings LLC, a Nevada limited liability company ("Equistar"), (ix) Sixth Avenue Associates LLC, a Delaware limited liability company and assignee of Ms. Dorothy Eweson ("Sixth Avenue"), (x) Ms. Dorothy D. Eweson, an individual ("Ms. Eweson"), and (xi) Emex Corporation, a Nevada corporation ("Emex").

                                 R E C I T A L S

     WHEREAS, Thorn Tree and Universal are the sole members of Equistar and each owns half of the membership interests of Equistar;

     WHEREAS, Universal is the record holder of 11,110,938 shares (the "Universal Original Shares") of the common stock, par value $0.01 per share (the "Common Stock"), of Emex and stock dividends paid or payable thereon which, as of the date hereof, total 1,146,162 shares of Common Stock (the "Universal Dividend Shares") for an aggregate of 12,257,100 shares of Common Stock (collectively, the "Universal Shares");

     WHEREAS, Thorn Tree is the record owner of 11,110,938 shares of the Common Stock (the "Thorn Tree Original Shares") and stock dividends paid or payable thereon which, as of the date hereof, total 1,146,162 shares of Common Stock (the "Thorn Tree Dividend Shares") for an aggregate of 12,257,100 shares of Common Stock (collectively, the "Thorn Tree Shares");

     WHEREAS, as of February 15, 2002, Iannazzo and Stanson, jointly and severally, owed the aggregate amount as set forth on Schedule A to Cornerhouse, Winsome and DHP, and issued promissory notes therefor (plus all interest accrued thereon after February 15, 2002, the "DHP Debt");

     WHEREAS, as of February 15, 2002, the Universal Parties owed the aggregate amount as set forth on Schedule B to Equistar (plus all interest accrued thereon after February 15, 2002, the "Equistar Debt");

     WHEREAS, Universal and Thorn Tree pledged the Universal Shares and the Thorn Tree Shares, respectively, and any dividend shares subsequently paid in respect thereof (such shares pledged by Thorn Tree, the "Thorn Tree Pledged Shares") and any and all stock dividends paid and payable thereon to J.P. Morgan Chase Bank and HSBC Bank USA as security for the debt owed to such banks by Equistar, in the aggregate amount as set forth on Schedule C (plus all interest accrued thereon after February 15, 2002, the "Bank Debt"), and Sixth Avenue was subsequently subrogated to the rights of such banks under (i) the Stock Pledge Agreement, dated as of September 19, 2000, from Universal and Thorn Tree, as Grantors, to HSBC USA, as Secured Party, (ii) the Collateral Agreement by and between The Chase Manhattan Bank and Thorn Tree, dated as of September 29, 2000, and (iii) the Collateral Agreement by and between Universal and The Chase Manhattan Bank, dated as of September 29, 2000 (collectively, the "Bank Pledge Agreements"), and is currently the secured party thereunder;

     WHEREAS, Thorn Tree and Universal are entering into an Amended and Restated Pledge Agreement (the "Standstill Pledge Agreement") concurrently herewith and attached hereto as Exhibit F, which amends and restates the Bank Pledge Agreements providing for the pledge (the "Pledge") of the Universal Shares, any and all stock dividends paid and payable thereon, and the Thorn Tree Pledged Shares, first, to Sixth Avenue as security for the portion of the Sixth Avenue Debt which constitutes a Universal Obligation or is attributable to the Thorn Tree Parties, as applicable, and second, with respect to the Universal Shares, to DHP as security for the DHP Debt and the Equistar Debt;

     WHEREAS, as of February 15, 2002, Equistar owed the aggregate amount set forth on Schedule D to Ms. Eweson, and Equistar issued to Ms. Eweson promissory notes therefor, which notes were assigned to Sixth Avenue (plus all interest accrued thereon after February 15, 2002, the "Eweson Debt," and collectively with the Bank Debt, the "Sixth Avenue Debt");

     WHEREAS, as of February 15, 2002, the Universal Parties owed to Cornerhouse, Winsome, DHP, Equistar, Ms. Eweson and Sixth Avenue the aggregate amount as set forth on Schedule E hereto (plus all interest accrued thereon after February 15, 2002, the "Universal Obligations");

     WHEREAS, as of February 15, 2002, Equistar owed to the Thorn Tree Parties the aggregate amount as set forth on Schedule F hereto (plus all interest accrued thereon after February 15, 2002, the "Thorn Tree Debt");

     WHEREAS, in May 2001, Universal loaned to Emex the aggregate principal amount of $200,000, and as of the date hereof, Emex owes such amount plus all interest accrued thereon, and issued a promissory note therefor (such note, the "Universal Note");

     WHEREAS, in May and June 2001, Thorn Tree loaned to Emex the aggregate principal amount of $1,065,040, and as of the date hereof, Emex owes such amount plus all interest accrued thereon, and issued a promissory note therefor (such note, the "Thorn Tree Note," and together with the Universal Note, the "Emex Notes");

     WHEREAS, as of September 30, 2001, Emex owed to Equistar the aggregate amount of $1,699,000, and as of the date hereof, Emex owes such amount plus all interest accrued thereon (the "Emex Debt"); and

     WHEREAS, the parties hereto desire to settle all disputes among them arising from or relating to, among other things, the November Agreements (as defined herein) the DHP Debt, the Equistar Debt, the Thorn Tree Debt and the Sixth Avenue Debt;

     NOW THEREFORE, for good and valuable consideration, including their mutual promises, releases, representations, covenants and obligations contained herein or contemplated hereby, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Settlement of Dispute.

     (a) Covenant Not to Sue. (i) Each of the parties, except Emex, agrees that, beginning on the date hereof and continuing until the earlier of (x) the satisfaction in full in cash in accordance with this Agreement of the Universal Obligations and (y) the date that is three (3) years from the date hereof (as may be extended pursuant to Section 1(a)(iii) hereof, the "Standstill Period"), it shall not commence, maintain, prosecute or participate in any action, charge, complaint, proceeding, litigation or foreclosure (it being understood that any sale of shares of Common Stock or the exercise of voting or other consensual rights with respect to the shares of Common Stock in accordance with the terms of this Agreement shall not be deemed a foreclosure) of any kind (on its own behalf and/or on behalf of any other person and/or on behalf of or as a member of any alleged class of persons, including as a shareholder of Emex) in any court, or before any administrative or investigative body or agency (whether public, quasi-public or private), against any of the other parties, except Emex, to this Agreement that in any way relates to the matters covered by this Agreement, including, without limitation, the DHP Debt, the Equistar Debt, the Pledge, the Sixth Avenue Debt, the Universal Obligations, the Universal Note, the Thorn Tree Debt and the November Agreements.

          (ii) Each of the parties hereto agrees that in the event of any future action, charge, complaint, proceeding, litigation or foreclosure of any kind by and between any of the parties hereto, each waives any claim or defense it ever had, now has or hereafter can, shall or may have, based solely on the passage of time during the Standstill Period, including, without limitation, any defense based on a statute of limitations or laches.

          (iii) If less than 50% of the Universal Obligations remain outstanding as of the date that is three (3) years from the date hereof, the Standstill Period shall be extended and continue for one (1) additional year, until the date that is four (4) years from the date hereof.

     (b) Releases. Except as set forth in Section 1(n) of this Agreement, and effective at the conclusion of the Standstill Period, each of the parties, except Emex, for itself and its respective officers, directors, affiliates, parent and direct and indirect subsidiary corporations, stockholders, members, partners or other equity holders, agents, representatives, employees, attorneys, controlling persons, successors, heirs, executors, administrators and all respective successors and assigns, and anyone claiming any right through it or under it (each, a "Releasor," and collectively, the "Releasors"), mutually, irrevocably and unconditionally releases and forever discharges each of the other parties, except Emex, and their present and former officers, directors, affiliates, parent and direct and indirect subsidiary corporations, stockholders, members, partners or other equity holders, agents, representatives, employees, attorneys, controlling persons, successors, heirs, executors, administrators and all respective successors and assigns (each, a "Releasee," and collectively, the "Releasees"), from any and all claims, actions, causes of action, suits, liabilities, losses, costs, debts, rights, offsets, demands, sums of money, accounts, damages, judgments and any other obligations of any nature whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, fixed or contingent, which the Releasors ever had, now have or hereafter can, shall or may have, from the beginning of the world until the date hereof, based on, relating or with respect to, or arising out of any matters covered by this Agreement, including, without limitation:

          (A) the DHP Debt;

          (B) the Equistar Debt;

          (C) the Thorn Tree Debt;

          (D) the Sixth Avenue Debt;

          (E) the Agreement, dated as of November 1, 2000, between Universal and Thorn Tree (the "Chase Take Out Agreement") with respect to the pledge of the Universal Original Shares to The Chase Manhattan Bank;

          (F) the Agreement, dated as of November 1, 2000, between Universal and Thorn Tree (the "HSBC Take Out Agreement") with respect to the pledge of the Universal Original Shares to HSBC Bank USA;

          (G) the Management Agreement, dated as of November 1, 2000, by and between The Buckingham Management Group, LLC and Thorn Tree (the "Buckingham Agreement," and together with the Chase Take Out Agreement and the HSBC Take Out Agreement, the "November Agreements"); and

          (H) the Bank Pledge Agreements;

but excluding any rights and obligations arising under this Agreement.

     (c) Retention of Shares. As of the date hereof, each of Universal and Thorn Tree has delivered to Sixth Avenue all Universal Dividend Shares and Thorn Tree Dividend Shares in accordance with the Standstill Pledge Agreement. On the date hereof, Sixth Avenue shall release from the Pledge, and reassign and deliver certificates to Universal for 300,000 of the Universal Dividend Shares (the "Universal Retained Shares"). Solely for the convenience of the members of Universal, 150,000 of the Universal Dividend Shares shall be issued in the name of Iannazzo, and 150,000 of the Universal Dividend Shares shall be issued in the name of Stanson. Subject to Section 1(d)(ii) below, Sixth Avenue shall continue to hold the remaining 11,957,100 Universal Shares and any dividend shares subsequently paid with respect to the remaining Universal Shares (the "Universal Pledged Shares," and together with the Thorn Tree Pledged Shares, the "Pledged Shares") pursuant to the Standstill Pledge Agreement as security for the Sixth Avenue Debt.

     (d) Irrevocable Proxies. (i) On the date hereof, each of Thorn Tree and Universal shall execute and deliver to Sixth Avenue an irrevocable proxy, coupled with an interest, substantially in the form attached hereto as Exhibit A and Exhibit B, respectively (together, the "Proxies"), for the purpose of enabling Sixth Avenue to exercise the voting and/or consensual rights and powers accruing to an owner of the Pledged Shares. The Proxies shall (A) grant Sixth Avenue the full power to exercise any and all voting and/or other consensual rights and powers accruing to an owner of the Pledged Shares throughout the Standstill Period, subject to Section 1(d)(ii) hereof, and (B) terminate as to Sixth Avenue, (1) with respect to Thorn Tree, upon the full satisfaction in cash (for the purposes of this Agreement and the Standstill Pledge Agreement, cash shall be deemed to include any Pledged Shares retained in satisfaction of any outstanding obligations in accordance with Section 1(o) hereof) of the portion of the Sixth Avenue Debt attributable to the Thorn Tree Parties, and (2) with respect to Universal, upon the full satisfaction in cash of the portion of the Sixth Avenue Debt that constitutes a Universal Obligation. Notwithstanding anything contained elsewhere in this Agreement but subject to its fiduciary duties under applicable law, if any, Sixth Avenue may vote the Pledged Shares in its sole discretion, including, without limitation, with respect to any corporate transaction proposed by the Board (as defined herein).

          (ii) Notwithstanding the terms set forth in Section 1(d)(i) hereof, upon the full satisfaction in cash in accordance with this Agreement of the portion of the Sixth Avenue Debt that constitutes a Universal Obligation, the right to exercise the voting and/or consensual rights and powers accruing to an owner of the Universal Pledged Shares will inure to the benefit of DHP until the DHP Debt, the Thorn Tree Debt and the Equistar Debt are satisfied in full in cash in accordance with this Agreement. Each of Thorn Tree and Universal shall execute and deliver to DHP on the date hereof an irrevocable proxy, coupled with an interest, substantially in the form attached hereto as Exhibit C and Exhibit D, respectively, which proxies shall become effective (A) with respect to Thorn Tree, upon the satisfaction in full in cash of the portion of the Sixth Avenue Debt attributable to the Thorn Tree Parties, and (B) with respect to Universal, upon the satisfaction in full in cash of the Sixth Avenue Debt that constitutes a Universal Obligation. The Proxy granted by Universal to DHP shall terminate upon the full satisfaction in cash of the DHP Debt, the Equistar Debt and the Thorn Tree Debt. Notwithstanding anything contained elsewhere in this Agreement, but subject to the preceding sentence and his fiduciary duties under applicable law, if any, after the portion of the Sixth Avenue Debt attributable to Thorn Tree or that constitutes a Universal Obligation is paid in full, DHP may vote the Thorn Tree Pledged Shares and the Universal Pledged Shares, as the case may be, in his sole discretion, including, without limitation, with respect to any corporate transaction proposed by the Board.

     (e) Registration Rights. (i) Promptly, and in any event within 120 days of the date hereof, Emex agrees to file a shelf registration statement (the "Registration Statement") for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended ("Securities Act"), covering the Pledged Shares (which term, as used herein, shall include any Released Shares as defined in Section 1(h)(ii) below) and the Universal Retained Shares, to become effective (the "Effective Date") under the Securities Act on the day next following the date such Registration Statement is declared effective by the United States Securities Exchange Commission (the "Commission"), or at the earliest possible time thereafter. The foregoing Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form permitting registration of such Pledged Shares and the Universal Retained Shares for resale by the pledgees or holders thereof, as appropriate, in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings, within the time periods and otherwise in accordance with the provisions hereof). Concurrently herewith, the appropriate parties will execute the Registration Rights Agreement attached hereto as Exhibit E.

          (ii) Emex shall pay any and all expenses arising from or incident to its performance of, or compliance with, its obligation to file the Registration Statement, including, without limitation, (A) Commission and stock exchange, if any, registration and filing fees, (B) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Pledged Shares and the Universal Retained Shares as may be set forth in any underwriting agreement), (C) all printing messenger and delivery expenses,
     (D) the fees, charges and disbursements of counsel to Emex and of its independent public accountants and any other accounting fees, charges and expenses incurred by Emex (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and any charges and expenses incurred by Emex, (E) any liability insurance or other premiums for insurance, if any, obtained by Emex in connection with any registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective, and (F) in an amount up to and including $5,000, the fees, charges and disbursements of one counsel on behalf of each of (x) the Universal Parties and (y) the Thorn Tree Parties (provided, that, their Pledged Shares, Released Shares or Retained Shares are being sold pursuant to such Registration Statement).

     (f) Sale of Pledged Shares by Sixth Avenue and DHP. (i) Subject to the provisions of this Section 1(f), from and after the date that is six months following the date hereof, Sixth Avenue may, in accordance with the provisions and terms of the Registration Statement or in arms length private transactions, sell the Pledged Shares at any time, and DHP, the Thorn Tree Parties and the Universal Parties shall cooperate with Sixth Avenue to make the Pledged Shares available for such sale; provided, however, subject to Section 1(f)(vi) hereof, that the price per share of Common Stock in any such sale shall not be less than $4.00 per share (the "Floor Price").

          (ii) Any sale of all or a portion of the Pledged Shares by Sixth Avenue shall be made equally from the Universal Pledged Shares and the Thorn Tree Pledged Shares.

          (iii) Subject to the provisions of Section 1(f)(iv) hereof, (A) 70% of the proceeds of any sale of all or any portion of the Universal Pledged Shares by Sixth Avenue shall be applied to satisfy in cash the portion of the amounts outstanding under the Sixth Avenue Debt that constitute Universal Obligations and (B) 70% of the proceeds of any sale of all or any portion of the Thorn Tree Pledged Shares by Sixth Avenue shall be applied to satisfy in cash the portion of the amounts outstanding under the Sixth Avenue Debt attributable to the Thorn Tree Parties. The remaining 30% of the proceeds of any sale of all or any portion of the Universal Pledged Shares or the Thorn Tree Pledged Shares, as the case may be, by Sixth Avenue shall be paid to the Universal Parties or the Thorn Tree Parties, as applicable.

          (iv) Upon full satisfaction in cash of the portion of the Sixth Avenue Debt attributable to the Thorn Tree Parties, the Thorn Tree Pledged Shares shall be released from the Pledge and delivered to Thorn Tree. Upon full satisfaction in cash of the portion of the Sixth Avenue Debt that constitutes a Universal Obligation, Sixth Avenue shall transfer all of the remaining Universal Pledged Shares, with stock powers executed by Universal in blank, to DHP to hold in accordance with the terms of this Agreement and the Standstill Pledge Agreement. Upon full satisfaction in cash of the portion of the Sixth Avenue Debt that constitutes a Universal Obligation, and subject to the provisions of this Section 1(f), from and after the date that is six months following the date hereof, DHP may, in accordance with the provisions and terms of the Registration Statement or in arms length transactions, sell the Universal Pledged Shares at any time, and Sixth Avenue, the Thorn Tree Parties and the Universal Parties shall cooperate with DHP to make the Universal Pledged Shares available for such sale; provided, however, that, subject to Section 1(f)(vi) hereof, the price per share of Common Stock in any such sale shall not be less than the Floor Price. Sixty-five percent (65%) of the proceeds of a sale of all or a portion of the Universal Pledged Shares by DHP shall be, first, applied to satisfy in full in cash the amounts outstanding under the DHP Debt and, second, to satisfy in full in cash the amounts outstanding under the Equistar Debt. The remaining 35% of the proceeds of any sale of all or any portion of the Universal Pledged Shares by DHP shall be paid to the Universal Parties.

          (v) In the event that Sixth Avenue, pursuant to Section 1(f)(i) above, or DHP, pursuant to Section 1(f)(iv) above, elects to sell the Universal Pledged Shares, Sixth Avenue or DHP, as the case may be, shall be required to notify Universal in writing (the "Sale Notice") of the estimated number of Universal Pledged Shares to be sold, the estimated price per share and any other proposed substantive terms of such sale. Universal shall have a period of five business days in the case of a private sale and two business days in the case of a sale pursuant to the Registration Statement (the "Notice Period") from the date of its receipt of such Sale Notice to (x) arrange a sale for the number of Universal Pledged Shares for at least the same price and on comparable terms as set forth in the Sale Notice or (y) make a payment for the number of Universal Pledged Shares set forth in the Sale Notice pursuant to Section 1(h)(i) below; provided, that, Universal has given notice within one business day that it will attempt to arrange a sale of the Universal Pledged Shares or make a payment during the Notice Period (it being understood, however, that such notice of intent does not obligate Universal to effectuate such sale or to make such payment if its attempt shall not be successful). If Universal makes such an arrangement or such payment within the Notice Period, then no Universal Pledged Shares shall be included in the sale by Sixth Avenue or DHP, as the case may be. If Universal is not able to make such an arrangement or such payment or does not respond by the end of the Notice Period, then the sale by Sixth Avenue or DHP, as the case may be, may include the Universal Pledged Shares as set forth in the Sale Notice.

          (vi) In the event of any spin-off or distribution (the "Emex Spin-Off") of the stock of any subsidiary or business of Emex to the existing stockholders of Emex ("Newco"), the Floor Price following the Emex Spin-Off shall be adjusted to a price per share equal to the product of (A) $4.00, multiplied by (B) a fraction with (x) a numerator equal to the Average Trading Price of Emex, and (y) a denominator equal to the sum of the Average Trading Price of Emex plus the Average Trading Price of Newco. The shares of capital stock of Newco (the "Newco Stock") distributed to Emex stockholders pursuant to the Emex Spin-Off will remain subject to the Pledge and all the terms and conditions of this Agreement. The Floor Price of Newco Stock following the Emex Spin-Off shall be a price per share equal to the product of (A) $4.00, multiplied by (B) a fraction with (x) a numerator equal to the Average Trading Price of Newco, and (y) a denominator equal to the sum of the Average Trading Price of Emex plus the Average Trading Price of Newco. The "Average Trading Price of Emex" shall mean the average of the closing prices of the Common Stock on the Nasdaq National or SmallCap Market (or if not listed thereon, on such other over-the-counter market or national securities exchange, as applicable) over the twenty (20) trading day period following the consummation of the Emex Spin-Off. The "Average Trading Price of Newco" shall mean the average of the closing prices of the Newco Stock on the Nasdaq National or SmallCap Market (or if not listed thereon, on such other over-the-counter market or national securities exchange, as applicable) over the twenty (20) trading day period following the consummation of the Emex Spin-Off. The Floor Price will also be adjusted pursuant to the provisions of this Section 1(f)(vi) in the event of any spin-off or distribution of the stock of any subsidiary or business of Newco to the existing stockholders of Newco.

     (g) Sale of the Universal Shares by the Universal Parties. From and after the date hereof, the Universal Parties may direct Sixth Avenue or DHP, as the case may be, to sell or cause the sale of the Universal Shares in a private, arms length transaction or in accordance with the provisions and terms of a Registration Statement, provided, that (A) any such sale shall be made for purposes of paying the Universal Obligations, (B) the cash proceeds from such sale (net of expenses of the sale) shall be sufficient to pay in full in cash the Universal Obligations, and (C) notwithstanding anything to the contrary contained herein, the cash proceeds from such sale (net of expenses of the sale) shall be applied exclusively to the payment of the Universal Obligations until such Universal Obligations are paid in full in cash. In the event that the proceeds (net of expenses of the sale) from such sale exceed the amount of the Universal Obligations, the remaining proceeds shall be paid to the Universal Parties.

     (h) Payment of the Universal Obligations. (i) The Universal Parties may, at any time, pay, in cash, any portion of the Universal Obligations.

          (ii) Subject to Article XX of the Standstill Pledge Agreement, upon payment of all or a portion of the Universal Obligations, there shall be released from the Pledge and the Standstill Pledge Agreement and delivered to Universal that number of Universal Pledged Shares which bears the same proportion to the total amount of Universal Pledged Shares as the amount of the repayment bears to the total amount of Universal Obligations outstanding as of the date payment is tendered by Universal (the "Released Shares"). The Released Shares shall be released and delivered to the Universal Parties in accordance with Section 1(h)(iii) hereof.

          (iii) Upon payment of all or a portion of the Universal Obligations, Sixth Avenue or DHP, as the case may be, shall execute and deliver to Universal such documents as Universal shall reasonably request to evidence the termination of the Pledge with respect to the Released Shares. Subject to Article XX of the Standstill Pledge Agreement, Sixth Avenue, the Thorn Tree Parties and DHP shall cooperate with Universal and use reasonable efforts to effect the timely release of the Universal Pledged Shares (and shall take all actions required by it to release such Universal Pledged Shares within three (3) business days of the date of payment) in connection with any Universal sale pursuant to Section 1(g) or any payment of Universal Obligations pursuant to this Section 1(h).

     (i) Equistar's Payment of the Sixth Avenue Debt and the Thorn Tree Debt.
(i) Notwithstanding anything to the contrary contained in the Equistar Operating Agreement, in the event that Equistar receives any proceeds or other assets (including, without limitation, any Universal Pledged Shares) in repayment of the Equistar Debt or any other revenues, repayment of debt or returns on its investments, such proceeds or such other assets shall be first applied to satisfy the Sixth Avenue Debt until such debt is paid in full in cash, and, second, to satisfy the Thorn Tree Debt until such debt is paid in full in cash. With respect to the repayment of the Thorn Tree Debt, such proceeds shall be paid to each of the Thorn Tree Parties pro rata in the same proportion as (x) the debt outstanding to each of the Thorn Tree Parties, respectively, bears to
(y) the total amount
     of the Thorn Tree Debt. Notwithstanding anything to the contrary in the Equistar Operating Agreement, in the event that the Thorn Tree Debt is paid in full in cash, any such proceeds shall be distributed to Universal and Thorn Tree, pro rata in accordance with the respective ownership percentages of Universal and Thorn Tree in Equistar at the time such payment is made.

          (ii) Pledge by Equistar. In consideration of the Thorn Tree Debt and the agreements contained herein, Equistar hereby grants a first priority security interest to each of the Thorn Tree Parties in any proceeds Equistar receives from (A) Emex in partial or full satisfaction of the amount outstanding under the Emex Debt, and (B) Universal in partial or full satisfaction of the Equistar Debt. Such security interests shall inure to each of the Thorn Tree Parties pro rata in the same proportion as (x) the debt outstanding to each of the Thorn Tree Parties, respectively, bears to (y) the total amount of Thorn Tree Debt. Such security interests shall terminate upon the satisfaction of the Thorn Tree Debt in full in cash in accordance with the terms of this Agreement.

          (iii) Equistar hereby authorizes the Thorn Tree Parties to make, execute, endorse, acknowledge and file, from time to time, such financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the security interest hereby granted, which the Thorn Tree Parties deem appropriate or advisable to perfect, preserve or protect the security interest. Equistar hereby constitutes the Thorn Tree Parties as its attorneys-in-fact to execute and file in the name and on behalf of Equistar such additional financing statements as the Thorn Tree Parties may reasonably request, such acts of such attorneys being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Thorn Tree Debt is paid in full in accordance with this Agreement. Further, to the extent permitted by applicable law, Equistar authorizes the Thorn Tree Parties to file any such financing statements without the signature of Equistar, provided, that the Thorn Tree Parties notify Equistar in writing prior to filing. Equistar will pay all applicable filing fees and related expenses in connection with any such financing statements. Notwithstanding anything to the contrary contained herein, to the extent that any of the Universal Pledged Shares are retained in satisfaction of all or part of the Equistar Debt in accordance with Section 1(o)(v) hereof, the Thorn Tree Debt shall be discharged pro tanto.

     (j) Payment of the Universal Notes and the Thorn Tree Notes. (i) Universal hereby agrees to extend the maturity date for the payment of all principal of and interest on the Universal Note until the date of the completion of the Standstill Period. Notwithstanding anything to the contrary in the Universal Note, Universal hereby agrees that it shall only have the right to collect and enforce any obligation to pay the principal and/or interest owed by Emex pursuant to the Universal Note if Thorn Tree receives payment of the principal and/or interest owed by Emex pursuant to the Thorn Tree Note in accordance with the following sentence. Any such payment from Emex shall be paid to each of Universal and Thorn Tree pro rata in the same proportion as (x) the debt outstanding under the Universal Note and the Thorn Tree Note, respectively, bears to (y) the total amount of debt outstanding under the Emex Notes; provided, however, that until the Sixth Avenue Debt is paid in full in cash, neither Universal nor Thorn Tree shall exercise any of their respective rights to repayment of and Emex shall not repay the Emex Notes and/or the Emex Debt without the prior written consent of Sixth Avenue.

          (ii) Equistar hereby agrees to extend the maturity date for the payment of all principal or and interest in the Emex Debt until the date of the completion of the Standstill Period.

     (k) Transactions between Emex and Sixth Avenue and/or the Thorn Tree Parties. Emex, on the one hand, and Sixth Avenue and/or any or all of the Thorn Tree Parties, on the other hand, may not enter into any transaction or group of related transactions with a value to Emex, Sixth Avenue and/or the Thorn Tree Parties of greater than $750,000 unless such transaction is approved by a vote of a majority of the independent directors of Emex, as that term is defined in
Section 4200(a)(14) of the NASD Marketplace Rules.

     (l) Preemptive Rights. (i) Emex shall not issue or sell any Common Stock or any shares convertible into common stock or any warrants or options exercisable for common stock (collectively, the "Common Stock Equivalents") (other than (A) in connection with or pursuant to an employee stock option plan, (B) in connection with a transaction approved by the board of directors of Emex (the "Board") in which the Common Stock to be issued represents no more than 10% of the issued and outstanding Common Stock (calculated on a fully diluted basis taking into account all outstanding Common Stock Equivalents), (C) in connection with the conversion or exercise of Common Stock Equivalents by Thorn Tree, Sixth Avenue or Universal, or (D) in connection with any other transaction approved by the unanimous vote of all of the members of the Board then in office), unless prior to the issuance or sale of such Common Stock or Common Stock Equivalents each of Universal and Thorn Tree shall have been given the opportunity to purchase (on the same terms as such shares of Common Stock or Common Stock Equivalents are proposed to be sold) the same proportion of such shares of Common Stock or Common Stock Equivalents being issued or offered for sale by Emex as (x) the number of shares of Common Stock or Common Stock Equivalents then held of record (including, without limitation, the Pledged Shares, whether or not held of record) by Universal and Thorn Tree, respectively, bears to (y) all of the shares of Common Stock and Common Stock Equivalents issued and outstanding at the close of the NASDAQ National Market on that day (such proportion, the "Basic Amount").

          (ii) Prior to the issuance or sale by Emex of any Common Stock or Common Stock Equivalents, where pre-emptive rights attach pursuant to
     Section 1(l)(i) above, Emex shall give written notice thereof (the "Notice of Preemptive Rights") to each of Universal and Thorn Tree which shall specify the total aggregate number of shares of Common Stock or Common Stock Equivalents to be issued, the price and other terms of their proposed issuance and the Basic Amount that each of Universal and Thorn Tree is entitled to purchase.

          (iii) If Universal and/or Thorn Tree desires to purchase Common Stock or Common Stock Equivalents, it shall notify Emex in writing (the "Notice of

     Acceptance") within (A) seven (7) days of receipt of the Notice of Preemptive Rights or (B) such shorter period, if any (but not less than two
     (2) business days), that the Board may fix, in its sole discretion, if it believes that the timing of the Notice of Acceptance will interfere with any proposed or potential financing of Emex. The Notice of Acceptance shall state the proportion of the Basic Amount Universal and/or Thorn Tree wish to purchase.

          (iv) Any Common Stock or Common Stock Equivalent which is not purchased in accordance with the provisions of this Section 1(l) may, within a period of 90 days after the expiration of the time for making such election, be sold by Emex to any person at not less than the price and upon other terms and conditions not less favorable to Emex than those set forth in the Notice of Preemptive Rights.

     (m) Election of Directors. (i) During the Standstill Period, Universal shall have the right to nominate one person, with the consent of each of Stanson and Iannazzo, reasonably acceptable to Sixth Avenue, to serve on the Board (such person, the "Universal Designee"). Sixth Avenue shall have the right to nominate all other members to serve on the Board until the portion of the Sixth Avenue Debt that constitutes a Universal Obligation is satisfied in cash in full in accordance with this Agreement. Upon the full satisfaction in cash in accordance with this Agreement of the portion of the Sixth Avenue Debt that constitutes a Universal Obligation, the right to nominate all other members to serve on the Board will inure to the benefit of DHP until the DHP Debt, the Thorn Tree Debt and the Equistar Debt are satisfied in full in cash in accordance with this Agreement.

          (ii) During the Standstill Period, at each annual stockholders' meeting of Emex, the Board shall duly nominate for election to the Board
     (A) the Universal Designee, and (B) those persons designated as nominees by Sixth Avenue or DHP, as the case may be, as directors.

          (iii) During the Standstill Period, Sixth Avenue or DHP, as the case may be, shall vote all the Pledged Shares in favor of those persons nominated in accordance with the terms hereto to serve as directors of Emex.

          (iv) During the Standstill Period, Sixth Avenue or DHP, as the case may be, shall vote all the Pledged Shares in favor of removal of the Universal Designee, if such removal is approved by the mutual agreement of Stanson and Iannazzo.

     (n) Retention of Certain Claims. (i) Notwithstanding Section 1(b) hereof, after the completion of the Standstill Period, Sixth Avenue and the Thorn Tree Parties shall retain their claims, actions, causes of action, rights and demands with respect to any outstanding principal of and interest on the Universal Obligations, if any, as of that date (the "Universal Outstanding Obligations"); provided, that any such claims shall be without recourse to the Universal Parties beyond satisfaction from the proceeds from the sale of the Universal Pledged Shares in accordance with the Standstill Pledge Agreement.

          (ii) After the completion of the Standstill Period and subject to compliance in all material respects with this Agreement by the Thorn Tree Parties, Ms. Eweson, Sixth Avenue and DHP, the Universal Parties shall waive any and all of their claims, actions, causes of action, rights and demands, if any, with respect to the November Agreements.

     (o) Valuation of the Pledged Shares and Payment of Obligations at the Completion of the Standstill Period. (i) Upon the completion of the Standstill Period, if principal or interest remains outstanding on the Universal Obligations or the portion of the Sixth Avenue Debt attributable to the Thorn Tree Parties, the fair market value (the "Appraised Value") of the Pledged Shares that have not been otherwise released as of the completion of the Standstill Period (as applicable, the "Remaining Universal Pledged Shares" and the "Remaining Thorn Tree Pledged Shares," and collectively, the "Remaining Pledged Shares") shall be determined in accordance with this Section 1(o). The Universal Parties, on the one hand, and the Thorn Tree Parties, Sixth Avenue and Ms. Eweson, on the other hand, shall attempt in good faith for a period of ten
(10) days to agree on the Appraised Value.

          (ii) If the parties are unable to agree upon the Appraised Value within such ten (10) day period, the Universal Parties, on the one hand, and the Thorn Tree Parties, Sixth Avenue and Ms. Eweson, on the other hand, shall attempt in good faith for a period of five (5) days to agree on a nationally recognized investment banking firm (an "Investment Bank") to serve as the appraiser and advise the parties of its determination of the Appraised Value.

          (iii) If the parties are unable to agree upon an Investment Bank to determine the Appraised Value within such five (5) day period, the Universal Parties, on the one hand, and the Thorn Tree Parties, Sixth Avenue and Ms. Eweson, on the other hand, shall each select, within a period of five (5) days, one Investment Bank, and such Investment Banks together shall choose a third Investment Bank to serve as the appraiser and advise the parties of its determination of the Appraised Value.

          (iv) The Appraised Value shall be based upon the Investment Bank's determination of the fair market value of Emex (and its subsidiaries) as a going concern after taking into account all indebtedness and any outstanding preferred capital stock of Emex, without regard to public market price (the "Emex Value"). In order to determine the appraised fair market value per share of Common Stock, the Investment Bank shall divide the Emex Value by the number of outstanding shares of Common Stock as of the date of the appraisal (the "Per Share Value"). The Appraised Value shall equal the Per Share Value multiplied by the number of Remaining Pledged Shares outstanding as of the date of the appraisal.

          (v) At the completion of the Standstill Period, (A) Sixth Avenue and Ms. Eweson, (B) DHP, Cornerhouse and Winsome and (C) Equistar, as applicable, shall each retain, as satisfaction in full of the portion of the Sixth Avenue Debt that constitutes a Universal Obligation, the DHP Debt and the Equistar Debt, respectively, that number of Universal Pledged Shares equal to the quotient of (x) the amount outstanding on the portion of the Sixth Avenue Debt that constitutes a Universal Obligation, the DHP Debt and the Equistar Debt, as the case may be, divided by the (y) the Per Share Value (the "Universal Payment Shares"). If the number of Remaining Universal Pledged Shares is less than the number of Universal Payment Shares, (1) first, that number of the Remaining Universal Pledged Shares sufficient to satisfy in full (based on the Per Share Value) the outstanding portion of the Sixth Avenue Debt that constitutes a Universal Obligation, or such lesser Remaining Universal Pledged Shares, shall be retained by Sixth Avenue, (2) second, that number of the Remaining Universal Pledged Shares sufficient to satisfy in full (based on the Per Share Value) the outstanding DHP Debt, or such lesser Remaining Universal Pledged Shares, if any, shall be retained by DHP, Cornerhouse and Winsome, and (3) lastly, that number of Remaining Universal Pledged Shares remaining, if any, shall be retained by Equistar, if any portion of the Equistar Debt is outstanding at such time. In the event that the number of Remaining Universal Pledged Shares exceeds the number of Universal Payment Shares, the difference between (a) the Remaining Universal Pledged Shares and (b) the Universal Payment Shares shall promptly be released and delivered to the Universal Parties. Notwithstanding anything to the contrary contained herein, to the extent that any of the Universal Pledged Shares are retained in satisfaction of all or part of the Equistar Debt, the Thorn Tree Debt shall be discharged pro tanto.

          (vi) At the completion of the Standstill Period, Sixth Avenue and Ms. Eweson, shall retain, as satisfaction in full of the portion of the Sixth Avenue Debt attributable to the Thorn Tree Parties, that number of Thorn Tree Pledged Shares equal to the quotient of (x) the amount outstanding on the portion of the Sixth Avenue Debt attributable to the Thorn Tree Parties divided by the (y) the Per Share Value (the "Thorn Tree Payment Shares"), or if the number of Remaining Thorn Tree Pledged Shares is less than the number of Thorn Tree Payment Shares, the Remaining Thorn Tree Pledged Shares. In the event that the number of Remaining Thorn Tree Pledged Shares exceeds the number of Thorn Tree Payment Shares, the difference between (a) the Remaining Thorn Tree Pledged Shares and (b) the Thorn Tree Payment Shares shall promptly be released and delivered to the Thorn Tree Parties.

     (p) Interest Rates. Commencing February 15, 2002, the DHP Debt, the Equistar Debt, the Eweson Debt, the Bank Debt and the Thorn Tree Debt shall accrue interest at the rates set forth in the Schedules attached hereto.

     (q) Payments to Universal. (i) Any payments made or delivery of the Released Shares to Universal or the Universal Parties pursuant to this Agreement, the Registration Rights Agreement or the Standstill Pledge Agreement shall be made as follows: 50% of such payment or delivery to Iannazzo and 50% of such payment or delivery to Stanson.

          (ii) Any distributions of cash or Shares to Stanson (including but not limited to such distributions pursuant to Section 1(c), 1(f)(iii), 1(f)(iv), 1(g), 1(h), 1(j), 1(l), 1(m)(i) or 1(o)(v) of this Agreement or pursuant to the Registration Rights Agreement) shall be made as follows:

     If cash, by wire transfer as follows:

                JP Morgan Chase
                Account Number: 060-053026565
                ABA #: 021-000-021

     If Shares, by deposit into the applicable account:

                Milton E. Stanson
                Account Number: 353-28208
                T.D. Waterhouse Securities, Inc.
                Tax ID Number: 13-384-2038

                    (i)   For DTC eligible securities:
                          National Investor Services Corp.
                          Deliver to DTC Clearing Code 0044, Code 40
                          All deliveries must include client name and TD Waterhouse Account Number

                    (ii)  For physical delivery of securities:
                          National Investor Services Corp.
                          or deliver through NSCC Clearing #0044
                          Attention: Cashiers Department
                                     55 Water Street, 32nd floor
                                     New York, New York 10041

          (iii) Any such distributions of cash or Shares to Iannazzo (including but not limited to such distributions pursuant to Section 1(c), 1(f)(iii), 1(f)(iv), 1(g), 1(h), 1(j), 1(l), 1(m)(i) or 1(o)(v) of this Agreement or pursuant to the Registration Rights Agreement) shall be made in accordance with such written instructions as Iannazzo shall furnish.

          (iv) Notwithstanding anything to the contrary contained herein, any options received by either Stanson or Iannazzo in their capacity as a director of Emex, whether as the Universal Designee or otherwise, shall be retained solely by Iannazzo or Stanson, as the case may be.

2. Representations and Warranties.

     (a) Each of the parties hereto represents and warrants to each other party hereto as follows:

          (i) It has the full power and authority (including under its governing documents if the party is not a natural person and under applicable laws), to execute and deliver this Agreement and any agreements to which it is a party (the "Related Agreements") and to enter into any transactions contemplated hereunder and to perform its obligations hereunder and thereunder. The execution, delivery and performance by it of this Agreement and the Related Agreements to which it is a party, if any, have been duly authorized by all necessary action (including corporate or organizational action, if necessary) on its part, and this Agreement and each of the Related Agreements to which it is a party constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms, and no consent, approval or authorization of any party or governmental entity which is not a party to this Agreement is necessary to consummate the transactions contemplated by this Agreement.

          (ii) Universal and Thorn Tree own and are the sole legal and beneficial owners of the Universal Shares and the Thorn Tree Shares, respectively, free and clear of any lien, except for the lien created under the Bank Pledge Agreements, which agreements shall be superceded by the Standstill Pledge Agreement and this Agreement.

          (iii) Each party has carefully read this Agreement and has decided to enter into this Agreement based upon its analysis of the matters described in this Agreement and the advice of its counsel.

          (iv) Each party represents and warrants that it has not transferred, assigned or hypothecated any claim or cause of action it may have, had or may have had, against any other party to this Agreement.

3. Notices. All notices, requests, demands, consents and other communications required or permitted under this Agreement (collectively, "Notice") shall be effective only if given in writing and shall be considered to have been duly given when (A) delivered by hand, (B) sent by telecopier (with receipt confirmed otherwise than by the sender's fax machine), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or (C) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid. Notice shall be sent in each case to the appropriate addresses or telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance herewith, which shall not be deemed given until received by the addressee). Notice shall be given:

          if to any of the Thorn Tree Parties:

                 Thorn Tree Resources LLC
                 888 Seventh Avenue, Suite 1608
                 New York, New York 10106
                 Attn: David H. Peipers
                 Telephone: 212-489-2288
                 Telecopier: 212-489-2002
          with a copy to:

                 Kronish Lieb Weiner & Hellman LLP
                 1114 Avenue of the Americas
                 New York, New York 10036
                 Attn: Ralph J. Sutcliffe, Esq.
                 Telephone: 212-479-6170
                 Telecopier: 212-479-6275

          if to Universal:

                 Universal Equities Consolidated LLC
                 Twin Bridges Closters Dock Road
                 Alpine, New Jersey 07620
                 Attn: Vincent Iannazzo
                 Telephone: 201-750-2345
                 Telecopier: 201-750-2361

                 Milton E. Stanson
                 24 Fifth Avenue, Suite 1515
                 New York, New York 10011-8822
                 Telephone: 212-228-9340
                 Telecopier: 212-228-7276

          with copies to:

                 Paul, Weiss, Rifkind, Wharton & Garrison
                 1285 Avenue of the Americas
                 New York, New York 10019
                 Attn: Judith R. Thoyer, Esq.
                 Telephone: 212-373-3002
                 Telecopier: 212-373-2085

                 Bressler Armery & Ross
                 325 Columbia Turnpike
                 Florham Park, New Jersey 07932
                 Attn: Lawrence Ross, Esq.
                 Telephone: 973-966-9672
                 Telecopier: 973-514-1660

          if to Iannazzo:

                 Vincent P. Iannazzo
                 Twin Bridges Closters Dock Road
                 Alpine, New Jersey 07620
                 Telephone: 201-750-2345
                 Telecopier: 201-750-2361
          with a copy to:

                 Paul, Weiss, Rifkind, Wharton & Garrison
                 1285 Avenue of the Americas
                 New York, New York 10019
                 Attn: Judith R. Thoyer, Esq.
                 Telephone: 212-373-3002
                 Telecopier: 212-373-2085

          if to Stanson:

                 Milton E. Stanson
                 24 Fifth Avenue, Suite 1515
                 New York, New York 10011-8822
                 Telephone: 212-228-9340
                 Telecopier: 212-228-7276

          with a copy to:

                 Bressler Armery & Ross
                 325 Columbia Turnpike
                 Florham Park, New Jersey 07932
                 Attn: Lawrence Ross, Esq.
                 Telephone: 973-966-9672
                 Telecopier: 973-514-1660

          if to Sixth Avenue or Ms. Eweson:

                 c/o Keswick Management Inc.
                 1330 Avenue of the Americas, 27th floor
                 New York, New York 10019
                 Attn: Crosby Smith
                 Telephone: 212-315-8340
                 Telecopier: 212-315-8349

          with a copy to:

                 Shearman & Sterling
                 599 Lexington Avenue
                 New York, New York 10022
                 Attn: Reade H. Ryan, Jr., Esq.
                 Telephone: 212-848-7322
                 Telecopier: 212-848-7179
          if to Emex:

                 12600 West Colfax Avenue, Suite C-500
                 Lakewood, Colorado 80215
                 Attn: President
                 Telephone: 303-986-0100
                 Telecopier: 303-986-0500

          with a copy to:

                 299 Broadway, Suite 1600
                 New York, New York 10007
                 Attn: Stuart G. Schwartz, Esq.
                 Telephone: 212-385-0668
                 Telecopier: 212- 595-6299

4. No Admission of Liability. Neither this Agreement nor any of the terms hereof, nor any negotiations, proceedings or agreements in connection herewith shall constitute, or be construed as or be deemed to be evidence of, an admission on the part of any party of any liability or wrongdoing whatsoever, or of the truth or untruth of any of the claims or counterclaims made by any party, or of the merit or any lack of merit of any of the defenses thereto; nor shall this Agreement, or any of the terms hereof, or any negotiations or proceedings in connection herewith, be offered or received in evidence, or used in any proceeding against any of the parties, or used in any proceeding for any purpose whatsoever, except with respect to the effectuation and enforcement of this Agreement and any of the agreements or transactions contemplated by this Agreement.

5. Further Assurances. Each of the parties hereto shall, at any time and from time to time after the date hereof, fairly and in good faith, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, receipts, acknowledgments, acceptances and assurances as may be reasonably required to procure for each of the parties and their respective successors and assigns, the consideration to be delivered to them as provided for herein or otherwise to carry out the intent and purposes of this Agreement or to consummate any of the transactions contemplated hereby.

6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Miscellaneous Provisions.

     (a) This Agreement may not be amended, modified, discharged or terminated, nor may the rights of any party hereunder be waived, unless in writing and executed by each party hereto. No waiver of any provision of this Agreement shall be deemed to constitute a waiver of any other provision hereof, nor shall any waiver constitute a continuing waiver.

     (b) This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     (c) None of the parties hereto may assign its rights or delegate its obligations under this Agreement without the written consent of the other parties hereto; provided, however, that Universal may assign any and all of its rights and obligations hereunder, other than the Universal Obligations, to Stanson or Iannazzo. This Agreement and all of the provisions hereof shall be binding upon and inure only to the benefit of the parties hereto and their respective heirs, executors, personal representatives and successors.

     (d) The Exhibits and Schedules referred to herein are part of this Agreement for all purposes. Terms used in this Agreement shall have the same meanings when used in such Exhibits and Schedules.

     (e) Captions and headings are employed herein for convenience of reference only and shall not affect the construction or interpretation of any provision hereof.

     (f) This Agreement is made under and shall be governed by and construed in accordance with the substantive laws of the State of New York applicable to contracts made and to be performed entirely within that state. Each party agrees that any action, suit or proceeding in respect of or arising out of this Agreement shall be initiated and prosecuted in the state or federal courts, as the case may be, located in the city of New York.

     (g) This Agreement, together with all Schedules and Exhibits attached hereto, shall supercede all settlement agreements and discussions relating to the subject matter hereof.

     (h) Party Representatives. (i) Universal hereby appoint and designate Iannazzo and Stanson to act on its behalf and Iannazzo and Stanson will each act on their own behalf; Sixth Avenue and Ms. Eweson each hereby appoint and designate Sixth Avenue to act on its behalf; and DHP and the Thorn Tree Parties each hereby appoint and designate DHP to act on its behalf (each designee, a "Party Representative"), respectively, as such party's attorney(s)-in-fact and representative(s) to do any and all things and to execute any and all documents in such party's name, place and stead in any way which such party could do if personally present, in connection with this Agreement and the transactions contemplated hereby, including (A) to accept on such party's behalf any deliveries to such party under this Agreement or (B) to amend, cancel or extend, or waive the terms of, this Agreement.

          (ii) Each party hereto shall be entitled to rely, as being binding upon such party, upon any document or other paper believed by such party to be genuine and correct and to have been signed by the party in question's Party Representative.

          (iii) By executing and delivering this Agreement, each party hereby ratifies and confirms, and hereby agrees to ratify and confirm, any action taken by such party's Party Representative in exercise of the powers-of-attorney granted to the Party Representatives pursuant to this
     Section 7(h), which powers-of-attorney, being coupled with an interest of the Party Representatives, are irrevocable and will survive the death, incapacity or incompetence of any party who is a natural person.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, and intending to be legally bound thereby, the parties hereto have duly executed and delivered this Agreement or caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                           THE CORNERHOUSE
                                           LIMITED PARTNERSHIP


                                           By: /s/ David H. Peipers
                                               -----------------------
                                                  David H. Peipers
                                                  General Partner

                                           THE WINSOME
                                           LIMITED PARTNERSHIP


                                           By: /s/ David H. Peipers
                                               ---------------------------
                                                  David H. Peipers
                                                  General Partner

                                           DAVID H. PEIPERS, individually

                                           /s/ David H. Peipers
                                           -------------------------------
                                           THORN TREE RESOURCES LLC


                                           By: /s/ David H. Peipers
                                               ---------------------------
                                                 David H. Peipers
                                                 Manager

                                           UNIVERSAL EQUITIES
                                           CONSOLIDATED LLC, on its
                                           own behalf and as successor
                                           to the obligations of
                                           Universal Equities Ltd.


                                           By: /s/ Vincent P. Iannazzo
                                               ---------------------------
                                                 Name: Vincent P. Iannazzo
                                                 Title: Manager

                                           By: /s/ Milton E. Stanson
                                               ---------------------------
                                                 Name: Milton E. Stanson
                                                 Title: Manager

                                           VINCENT P. IANNAZZO, individually

                                           /s/ Vincent P. Iannazzo
                                           _______________________________

                                           MILTON E. STANSON, individually

                                           /s/ Milton E. Stanson
                                           _______________________________

                                           SIXTH AVENUE ASSOCIATES LLC


                                           By: /s/ Crosby R. Smith
                                               ---------------------------
                                                 Name: Crosby R. Smith
                                                 Title: Vice President


                                           By: /s/ Lawrence R. Glenn
                                               ---------------------------
                                                 Name: Lawrence R. Glenn
                                                 Title: Manager


                                           DOROTHY D. EWESON


                                           By: /s/ Dorothy D. Eweson
                                               ---------------------------
                                                 Name:
                                                 Title:

                                           EMEX CORPORATION


                                           By: /s/ Walter Tyler
                                               ---------------------------
                                                 Name: Walter Tyler
                                                 Title: President

                                           EQUISTAR CONSOLIDATED HOLDINGS LLC


                                           By: /s/ Milton E. Stanson
                                               ---------------------------
                                                 Name: Milton E. Stanson
                                                 Title: Manager


                                           By: /s/ Vincent P. Iannazzo
                                               ---------------------------
                                                 Name: Vincent P. Iannazzo
                                                 Title: Manager

                                   SCHEDULE A

                                  The DHP Debt

     Each of the following loans were made to Milton E. Stanson and Vincent P. Iannazzo, as individuals. The total amount due includes principal and interest (at the rate listed below) accrued until February 15, 2002.

-------------------------------------------------------------------------------------------------------------
     Date of                                      Principal        Interest Rate          Total Amount
     -------                                      ---------        --------------         ------------
      Loan                  Lender                 Amount           (per annum)         Due as of 2/15/02
      ----                                         ------           -----------         -----------------
-------------------------------------------------------------------------------------------------------------
     4/29/93           David H. Peipers           $175,000              10%                329,000.00
-------------------------------------------------------------------------------------------------------------
     6/17/93           David H. Peipers           $150,000              10%                278,794.52
-------------------------------------------------------------------------------------------------------------
     7/28/93           David H. Peipers           $175,000              10%                324,684.93
-------------------------------------------------------------------------------------------------------------
     9/15/95           David H. Peipers           $100,000               8%                151,353.42
-------------------------------------------------------------------------------------------------------------
     9/25/95           David H. Peipers            $50,000               8%                 75,567.12
-------------------------------------------------------------------------------------------------------------
     9/28/95           David H. Peipers           $100,000               8%                151,068.49
-------------------------------------------------------------------------------------------------------------
    11/02/95           David H. Peipers           $150,000               8%                225,452.05
-------------------------------------------------------------------------------------------------------------
    11/08/95           David H. Peipers           $350,000               8%                525,594.52
-------------------------------------------------------------------------------------------------------------
    11/20/95           David H. Peipers           $350,000               8%                524,673.97
-------------------------------------------------------------------------------------------------------------
    12/27/95           David H. Peipers           $100,000               8%                149,095.89
-------------------------------------------------------------------------------------------------------------
     1/05/96           David H. Peipers           $100,000               8%                148,898.63
-------------------------------------------------------------------------------------------------------------
     9/14/93              Cornerhouse             $500,000              10%                921,095.89
-------------------------------------------------------------------------------------------------------------
     9/29/93              Cornerhouse             $500,000              10%                919,041.09
-------------------------------------------------------------------------------------------------------------
     3/21/95              Cornerhouse              $75,000               8%                116,441.09
-------------------------------------------------------------------------------------------------------------
     3/31/95              Cornerhouse             $250,000               8%                387,589.04
-------------------------------------------------------------------------------------------------------------
     6/23/95              Cornerhouse             $100,000               8%                153,194.52
-------------------------------------------------------------------------------------------------------------
     7/15/95              Cornerhouse             $150,000               8%                229,068.49
-------------------------------------------------------------------------------------------------------------
     8/10/95              Cornerhouse              $75,000               8%                114,106.84
-------------------------------------------------------------------------------------------------------------
     8/17/95              Cornerhouse              $75,000               8%                113,991.78
-------------------------------------------------------------------------------------------------------------
     9/29/93                Winsome               $500,000              10%                919,041.09
-------------------------------------------------------------------------------------------------------------
                                                                       TOTAL:             6,757,753.37
                                                                 --------------------------------------------

The DHP Debt shall accrue interest on and after February 15, 2002 at the rate of 8.99% per annum, compounded annually.

                                   SCHEDULE B

                                  Equistar Debt

     The following list sets forth the loans made by Equistar Consolidated Holdings LLC to the Universal Parties. The total amount includes principal and interest accrued at 8% per annum until February 15, 2002.

-------------------------------------------------------------------------------------------------------------
     Date of                                      Principal        Interest Rate           Total Amount
     -------                                      ---------        -------------           ------------
      Loan              Borrowing Party            Amount           (per annum)         Due as of 2/15/02
      ----                                         ------           -----------         -----------------
-------------------------------------------------------------------------------------------------------------
  (prior to Dec       Universal Equities
      1999)           Consolidated LLC(1)         1,949,000              8%               2,292,878.35
-------------------------------------------------------------------------------------------------------------
    (prior to         Universal Equities
    12/31/00)          Consolidated LLC        2,154,817.52              8%               2,348,928.20
-------------------------------------------------------------------------------------------------------------
    (prior to
    12/31/00)          Milton E. Stanson          86,181.29              8%                  93,944.68
-------------------------------------------------------------------------------------------------------------
    (prior to
    12/31/00)         Vincent P. Iannazzo          1,000.00              8%                   1,090.08
-------------------------------------------------------------------------------------------------------------
    (prior to        Stanson and Iannazzo
    12/31/00)               jointly              124,350.00              8%                 135,551.72
-------------------------------------------------------------------------------------------------------------
                                                                       TOTAL:             4,872,393.03
                                                                 --------------------------------------------

The Equistar Debt shall accrue interest on and after February 15, 2002 at the rate of 8% per annum, compounded annually.


-------------
(1) Any and all obligations of Universal Equities Ltd. have been replaced by the obligations of Universal Equities Consolidated LLC undertaken in this Agreement.

                                   SCHEDULE C

                                    Bank Debt

Aggregate amount of Bank Debt outstanding as of December 27, 2001 (principal and interest): $30,461,715.28

Universal Parties' portion of the Bank Debt is 50% of the aggregate amount of the Bank Debt for a total of $15,230,857.64 at December 27, 2001.

The Bank Debt shall accrue interest on and after December 27, 2001 at the rate stated in each of the loan documents.

                                   SCHEDULE D

                                   Eweson Debt

     The following list sets forth the loans made by Ms. Eweson to Equistar Consolidated Holdings LLC. The total amount includes principal and interest (at the rate listed below) accrued until February 15, 2002.

-----------------------------------------------------------------------------------------------------
     Date of Loan            Principal Amount          Interest Rate          Total Amount Due as of
     ------------            ----------------          -------------          ----------------------
                                                        (per annum)                   2/15/02
                                                         ---------                    -------
-----------------------------------------------------------------------------------------------------
       2/25/99                 2,000,000.00                 9.0%                    2,535,068.49
-----------------------------------------------------------------------------------------------------
        5/6/99                 1,000,000.00                 7.75%                   1,215,513.69
-----------------------------------------------------------------------------------------------------
       6/10/99                 1,000,000.00                 7.75%                   1,208,082.19
-----------------------------------------------------------------------------------------------------
      10/18/99                 1,000,000.00                 9.0%                    1,209,589.04
-----------------------------------------------------------------------------------------------------
       11/5/99                  300,000.00                  7.75%                    352,997.26
-----------------------------------------------------------------------------------------------------
       1/12/00                  700,000.00                  7.75%                    813,553.42
-----------------------------------------------------------------------------------------------------
       1/26/00                  300,000.00                  7.75%                    347,773.97
-----------------------------------------------------------------------------------------------------
                                                           TOTAL:                   7,682,578.06
                                                    -------------------------------------------------

Total amount of Eweson Debt as of February 15, 2002: $7,682,578.06 Total amount of Bank Debt as of December 27, 2001: $30,461,715.28
Sixth Avenue Debt as of December 27, 2001: $38,144,293.34

The portion of the Sixth Avenue Debt that constitutes a Universal Obligation as of 12/27/01: $19,072,146.67

The Eweson Debt shall accrue interest on and after February 15, 2002 at the rate of 8.31% per annum, compounded annually.

                                   SCHEDULE E

                              Universal Obligations

DHP Debt total from Schedule A: $6,757,753.37
Equistar Debt total from Schedule B: $4,872,393.03
50% of Bank Debt total from Schedule C: $15,230,857.64
50% of Eweson Debt from Schedule D: $3,841,289.03

Total of Universal Obligations: $30,702,293.07

                                   SCHEDULE F

                                 Thorn Tree Debt

     The following list sets forth the loans made by the Thorn Tree Parties to Equistar. The total amount includes principal and interest accrued at 8% per annum until February 15, 2002.

-----------------------------------------------------------------------------------------------------------
     Date of                                     Principal         Interest Rate          Total Amount
     -------                                     ---------         -------------          ------------
       Loan                 Lender                 Amount           (per annum)         Due as of 2/15/02
       ----                                        ------           -----------         -----------------
-----------------------------------------------------------------------------------------------------------
    (prior to
    12/31/00)          David H. Peipers          975,000.00              8%               1,062,830.13
-----------------------------------------------------------------------------------------------------------
    (prior to
    12/31/00)             Cornerhouse            540,000.00              8%                588,644.38
-----------------------------------------------------------------------------------------------------------
    (prior to
    12/31/00)               Winsome               75,000.00              8%                 81,756.16
-----------------------------------------------------------------------------------------------------------
   (11/29/01)             Thorn Tree            2,666,807.09             8%               2,844,597.27

-----------------------------------------------------------------------------------------------------------
                                                                       TOTAL:             4,577,827.94
                                                                 ------------------------------------------

The Thorn Tree Debt shall accrue interest on and after February 15, 2002 at the rate of 8% per annum, compounded annually.

                                    EXHIBIT A

                                IRREVOCABLE PROXY

     KNOW ALL MEN BY THESE PRESENTS:

     For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned, on behalf of Universal Equities Consolidated LLC, indirectly owning 11,957,100 shares of the common stock, $0.01 par value per share, of Emex Corporation (the "Corporation") (such shares, together with any shares issued as a dividend or otherwise distributed in respect of or in exchange therefor, shall hereinafter be referred to as the "Shares") and pursuant to that certain Settlement Agreement and Release (the "Settlement Agreement"), between The Cornerhouse Limited Partnership, The Winsome Limited Partnership, David H. Peipers, Thorn Tree Resources LLC, Vincent
P. Iannazzo, Milton E. Stanson, Universal Equities Consolidated LLC, on its own behalf and as successor to the obligations of Universal Equities Ltd., Equistar Consolidated Holdings LLC, Sixth Avenue Associates LLC, Ms. Dorothy D. Eweson and the Corporation, dated as of April ______, 2002, does hereby constitute and appoint Sixth Avenue Associates LLC, its successors and assigns, the true and lawful substitute, attorney and proxy, with full power of substitution, of the undersigned, for, and in the name, place and stead of the undersigned to vote the Shares and to give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though Sixth Avenue Associates LLC was the owner thereof, and with all the powers which the undersigned would be entitled to exercise, if personally present, at any meeting of the shareholders of the Corporation, or which the undersigned would be entitled to exercise in regard to a written consent of the shareholders of the Corporation in lieu of a meeting.

     The foregoing Irrevocable Proxy is coupled with an interest, is given pursuant to the terms of the Settlement Agreement and shall continue to be in full force and effect until such time as the portion of the Sixth Avenue Debt that constitutes a Universal Obligation (as such terms are defined in the Settlement Agreement) is satisfied in full in cash in accordance with the terms of the Settlement Agreement.

     All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Settlement Agreement.

Dated:  April _____, 2002

                                                      UNIVERSAL EQUITIES
                                                      CONSOLIDATED LLC



                                                      By: __________________
                                                          Name:
                                                          Title:

                                    EXHIBIT B

                                IRREVOCABLE PROXY

     KNOW ALL MEN BY THESE PRESENTS:

     For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned, on behalf of Thorn Tree Resources LLC, indirectly owning 12,257,100 shares of the common stock, $0.01 par value per share, of Emex Corporation (the "Corporation") (such shares, together with any shares issued as a dividend or otherwise distributed in respect of or in exchange therefor, shall hereinafter be referred to as the "Shares") and pursuant to that certain Settlement Agreement and Release (the "Settlement Agreement"), between The Cornerhouse Limited Partnership, The Winsome Limited Partnership, David H. Peipers, Thorn Tree Resources LLC, Vincent P. Iannazzo, Milton E. Stanson, Universal Equities Consolidated LLC, on its own behalf and as successor to the obligations of Universal Equities Ltd., Equistar Consolidated Holdings LLC, Sixth Avenue Associates LLC, Ms. Dorothy D. Eweson and the Corporation, dated as of April ______, 2002, does hereby constitute and appoint Sixth Avenue Associates LLC, its successors and assigns, the true and lawful substitute, attorney and proxy, with full power of substitution, of the undersigned, for, and in the name, place and stead of the undersigned to vote the Shares and to give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though Sixth Avenue Associates LLC was the owner thereof, and with all the powers which the undersigned would be entitled to exercise, if personally present, at any meeting of the shareholders of the Corporation, or which the undersigned would be entitled to exercise in regard to a written consent of the shareholders of the Corporation in lieu of a meeting.

     The foregoing Irrevocable Proxy is coupled with an interest, is given pursuant to the terms of the Settlement Agreement and shall continue to be in full force and effect until such time as the portion of the Sixth Avenue Debt attributable to the Thorn Tree Parties (as such terms are defined in the Settlement Agreement) is satisfied in full in cash in accordance with the terms of the Settlement Agreement.

     All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Settlement Agreement.

Dated:  April _____, 2002

                                                   THORN TREE
                                                   RESOURCES LLC



                                                   By: ___________________
                                                       Name:
                                                       Title:

                                    EXHIBIT C

                                IRREVOCABLE PROXY

     KNOW ALL MEN BY THESE PRESENTS:

     For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned, on behalf of Universal Equities Consolidated LLC, indirectly owning 11,957,100 shares of the common stock, $0.01 par value per share, of Emex Corporation (the "Corporation") (such shares, together with any shares issued as a dividend or otherwise distributed in respect of or in exchange therefor, shall hereinafter be referred to as the "Shares") and pursuant to that certain Settlement Agreement and Release (the "Settlement Agreement"), between The Cornerhouse Limited Partnership, The Winsome Limited Partnership, David H. Peipers, Thorn Tree Resources LLC, Vincent
P. Iannazzo, Milton E. Stanson, Universal Equities Consolidated LLC, on its own behalf and as successor to the obligations of Universal Equities Ltd., Equistar Consolidated Holdings LLC, Sixth Avenue Associates LLC, Ms. Dorothy D. Eweson and the Corporation, dated as of April ______, 2002, does hereby constitute and appoint David H. Peipers, his successors and assigns, the true and lawful substitute, attorney and proxy, with full power of substitution, of the undersigned, for, and in the name, place and stead of the undersigned to vote the Shares and to give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though David H. Peipers was the owner thereof, and with all the powers which the undersigned would be entitled to exercise, if personally present, at any meeting of the shareholders of the Corporation, or which the undersigned would be entitled to exercise in regard to a written consent of the shareholders of the Corporation in lieu of a meeting.

     The foregoing Irrevocable Proxy is coupled with an interest, is given pursuant to the terms of the Settlement Agreement and shall become effective after payment in full in cash of the portion of the Sixth Avenue Debt that constitutes a Universal Obligation and continue to be in full force and effect until such time as the DHP Debt, the Thorn Tree Debt and the Equistar Debt (as such terms are defined in the Settlement Agreement) are paid in full in cash in accordance with the terms of the Settlement Agreement.

     All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Settlement Agreement.

Dated:  April _____, 2002

                                                   UNVIERSAL EQUITIES
                                                   CONSOLIDATED LLC



                                                   By: ____________________
                                                       Name:
                                                       Title:

                                    EXHIBIT D

                                IRREVOCABLE PROXY

     KNOW ALL MEN BY THESE PRESENTS:

     For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the undersigned, on behalf of Thorn Tree Resources LLC, indirectly owning 12,257,100 shares of the common stock, $0.01 par value per share, of Emex Corporation (the "Corporation") (such shares, together with any shares issued as a dividend or otherwise distributed in respect of or in exchange therefor, shall hereinafter be referred to as the "Shares") and pursuant to that certain Settlement Agreement and Release (the "Settlement Agreement"), between The Cornerhouse Limited Partnership, The Winsome Limited Partnership, David H. Peipers, Thorn Tree Resources LLC, Vincent P. Iannazzo, Milton E. Stanson, Universal Equities Consolidated LLC, on its own behalf and as successor in interest to Universal Equities Ltd., Equistar Consolidated Holdings LLC, Sixth Avenue Associates LLC, Ms. Dorothy D. Eweson and the Corporation, dated as of April ______, 2002, does hereby constitute and appoint David H. Peipers, his successors and assigns, the true and lawful substitute, attorney and proxy, with full power of substitution, of the undersigned, for, and in the name, place and stead of the undersigned to vote the Shares and to give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though David H. Peipers was the owner thereof, and with all the powers which the undersigned would be entitled to exercise, if personally present, at any meeting of the shareholders of the Corporation, or which the undersigned would be entitled to exercise in regard to a written consent of the shareholders of the Corporation in lieu of a meeting.

     The foregoing Irrevocable Proxy is coupled with an interest, is given pursuant to the terms of the Settlement Agreement and shall become effective after payment in full of the portion of the Sixth Avenue Debt attributable to the Thorn Tree parties and continue to be in full force and effect until such time as the DHP Debt, the Thorn Tree Debt and the Equistar Debt (as such terms are defined in the Settlement Agreement) are paid in full in cash in accordance with the terms of the Settlement Agreement.

     All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Settlement Agreement.

Dated:  April _____, 2002

                                                      THORN TREE
                                                      RESOURCES LLC



                                                      By: ____________________
                                                          Name:
                                                          Title:

                                    EXHIBIT E

                                    EXHIBIT F